ADDENDUM-TERMINATING EVENTS
Borrower:	NXT Aero USA Inc.	Lender:	Aviation Finance Group, LLC
	3557 S. Valley View Boulevard		4355 Emerald St.
	Las Vegas, NV 89103		Suite 200
Boise, ID 83706
Guarantor:	Energy Exploration Technologies
840 7th Avenue S.W., Suite 700
Calgary, ALB T2P3G2

This Addendum - TERMINATING Events is attached to and by this reference is made a part of the Commercial Guaranty, dated November 6, 2000, and executed in connection with this loan or other financial accommodations between AVIATION FINANCE GROUP, LLC ("Lender") and NXT Aero USA Inc. ("Borrower").

Notwithstanding anything contained in the Commercial Guaranty to the contrary, Lender shall, without notice of any nature whatsoever, enforce the full and prompt payment and performance of the Guarantor's obligations under this Commercial Guaranty until one of the following events shall have occurred (the "Terminating Events"):

    The ratio of (x) the unpaid principal balance of the loan to (y) the estimated retail value of the collateral, as determined by the lender in its discretion, is less than 50%.

THIS ADDENDUM - TERMINATING EVENTS IS EXECUTED ON NOVEMBER 6, 2000.

GUARANTOR:

ENERGY EXPLORATION TECHNOLOGIES

By: ___/s/ Daniel C. Topolinsky_________________________                          By: __/s/_John M. Woodbury, Jr._____________________

Daniel C. Topolinsky, President of Energy Exploration Technologies                John M. Woodbury, Jr., Secretary of Energy Exploration Technologies

LENDER:

AVIATION FINANCE GROUP, LLC

By: ____________________________________________